UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2024

Smartsheet Inc.
(Exact name of registrant as specified in its charter)

Washington	001-38464	20-2954357
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 108th Ave NE, Suite 200
Bellevue,	WA
98004
(Address of principal executive offices and zip code)
(844)	324-2360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, no par value per share	SMAR	The New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with a periodic review of the bylaws of Smartsheet Inc. (the “Company”), including review in the context of the U.S. Securities and Exchange Commission's updates to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), the Company’s board of directors (the “Board”) approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective on January 31, 2024.

Among other things, the amendments effected by the Amended and Restated Bylaws:

•address matters relating to the Universal Proxy Rules, including requirements that shareholders deliver a notice of nomination certifying to the Company in writing that they have complied with the Universal Proxy Rules requirements, and providing the Company a remedy if a shareholder fails to satisfy the Universal Proxy Rules requirements;
•update the procedural requirements for shareholders to submit director nominations and propose other business;
•update the information requirements for shareholders submitting director nominations and proposing other business, including requiring notice of the names of, among others, associated persons and any person acting in concert with such proposing shareholder, and requiring additional information, representations, and disclosures from such shareholders and from other persons related to a shareholder’s solicitation of proxies;
•update the information and access requirements for shareholder director nominees, including requiring that proposed nominees submit requisite representations and disclosures, complete requisite questionnaires, consent to being named in any proxy statement related to the Company's shareholder meeting as well as being named in the associated proxy card as a nominee of a shareholder, and be available for interviews by the Board or any committee thereof;
•restate the Board's rights related to managing the conduct of annual and special meetings of shareholders, including clarifying that the presiding person of a shareholder meeting may set additional attendance or other procedures for meeting attendees and Rule 14a-8 proponents;
•require that a shareholder intending to authorize a qualified representative to act for such shareholder as a proxy to present a nomination or proposal at such meeting to give notice of such authorization to the Company at least three business days before the applicable meeting;
•require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white; and
•limit the number of nominees that a shareholder may nominate for election at a meeting to the number of directorships that are available for election at such meeting.

The Amended and Restated Bylaws also incorporate ministerial, clarifying, and conforming changes, including changes to align with the language used in certain provisions of the Universal Proxy Rules.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Smartsheet Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSHEET INC.

		By:	/s/ Pete Godbole
		Name:	Pete Godbole
		Title:	Chief Financial Officer & Treasurer

Date:	February 2, 2024